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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  February 9, 2001


                             REDBACK NETWORKS INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

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
            Delaware                       000-25853                       77-0438443
-------------------------------     ------------------------     -------------------------------
(State or Other Jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification
         Incorporation)                                                      Number)
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                             1195 Borregas Avenue
                             Sunnyvale, CA  94089
                                (408) 571-5000
       ----------------------------------------------------------------
       (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


ITEM 9.  REGULATION FD DISCLOSURE.

     On February 9, 2001, Redback Networks Inc., a Delaware corporation ("Redback"), announced new leadership for customer-focussed sales and services. A copy of Redback's press release for this announcement is attached as Exhibit
99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to
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Redback's business are set forth in the documents filed by Redback with the
Securities and Exchange Commission, specifically the most recent report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  EXHIBITS.

          99.1  Press Release dated February 9, 2001
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               REDBACK NETWORKS INC.


DATE:  February 9, 2001        By:   /s/ Dennis P. Wolf
                                    ------------------------------------------
                                    Dennis P. Wolf
                                    Senior Vice President of Finance and Chief
                                    Financial Officer
                                    (Principal Financial Officer)
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                               INDEX TO EXHIBITS

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
Exhibit Number                    Description
--------------                    -----------
     99.1        Press Release dated February 9, 2001
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